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                                                                  EXHIBIT 23 (a)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


               As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into The Phoenix Resource Companies, Inc.'s previously filed registration statement on Form S-8 (File No. 33-41594).





                                                   ARTHUR ANDERSEN LLP

Oklahoma City, Oklahoma,
    February 16, 1995